Exhibit 99.6

INVESTOR AND REGISTRATION RIGHTS AGREEMENT

     This INVESTOR AND REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and effective as of December 31, 2002 by and between EntreMed, Inc., a Delaware corporation (the “Company”), and Celgene Corporation, a Delaware corporation (the “Holder”).

RECITALS:

     A.     Concurrently with the execution of this Agreement, the Holder is agreeing to acquire from the Company shares of the Company’s Preferred Stock and a Warrant to purchase shares of Common Stock pursuant to the Securities Purchase Agreement, of even date herewith (the “Securities Purchase Agreement”); and

     B.     By entering into this Agreement, the Company wishes to provide a further inducement to the Holder to enter into the Securities Purchase Agreement and purchase the securities thereunder.

     NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

     1.     Definitions. For purposes of this Agreement:

              (a) “Common Stock” means shares of common stock, par value $0.01, of the Company.

              (b) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

              (c) “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

              (d) “Holder” means any Person owning or having the right to acquire Registrable Securities, or any assignee thereof in accordance with Section 11 hereof.

              (e) “Person” means any individual, partnership, limited liability company, joint venture, corporation, association, trust or any other entity or organization.

              (f) “Preferred Stock” means shares of the Series A Convertible Preferred Stock, par value $1.00, of the Company.

              (g) “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

              (h) “Registrable Securities” means (1) any Common Stock owned by the Holder, (2) any Common Stock directly or indirectly issuable or issued upon exercise of the Warrant or conversion of any Preferred Stock, and (3) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, or upon exercise or conversion of, such Warrant or Preferred Stock or such warrants, rights or securities; provided, however, that any Registrable Securities sold by the Holder in a transaction in which the Holder’s rights under this Agreement are not assigned pursuant to Section 11 below shall cease to be Registrable Securities from and after the time of such sale.

              (i) “SEC” means the Securities and Exchange Commission.

              (j) “Securities Act” means the Securities Act of 1933, as amended.

              (k) “Violation” means any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement filed under or referred to in this Agreement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents filed under state securities or “blue sky” laws in connection therewith, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law arising from, relating to or in connection with the offer and sale of Registrable Securities pursuant to this Agreement.

              (l) “Warrant” means the warrant to purchase an aggregate of Six Million (6,000,000) shares of Common Stock dated as of the date hereof, as amended from time to time.

     2.     Request for Registration.

              (a) If at any time the Registration Statement (as defined in the Purchase Agreement) is not effective, the Company shall receive a written request from the Holder that the Company file a registration statement under the Securities Act, then the Company shall, subject to the limitations of Section 2(b) below, file (as expeditiously as practicable, and in any event within sixty (60) days of the receipt of such request) and use its best efforts to have declared effective as thereafter as is practicable, a registration statement under the Securities Act with respect to all Registrable Securities which the Holder requests to be registered.

              (b) Subject to Section 2(d) below, if the Holder intends to distribute the Registrable Securities covered by its request pursuant to Section 2(a) hereof by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to this Section 2. The Holder shall select the managing underwriter or underwriters in such underwriting, such underwriter(s) to be reasonably acceptable to the Company. The Holder shall (together with the Company as provided in Section 4(f)) enter into an underwriting agreement in customary form with the underwriter or underwriters so selected for such underwriting by the Holder; provided, however, that the Holder (or any of its Permitted Transferees) shall not be required to make any representations, warranties or indemnities except as they relate to the Holder’s ownership of shares and authority to enter into the underwriting agreement and to the Holder’s intended method of distribution, and the liability of the Holder shall be limited to an amount equal to the net proceeds from the offering received by the Holder.

              (c) The Company shall be obligated to effect only two (2) registrations pursuant to this Section 2 (an offering which is not consummated shall not be counted for this purpose); provided, however, that the Company shall be obligated to effect as many registrations (but not more than three (3) per year) as may be requested by the Holder in the event and so long as registration pursuant to Form S-3 or any similar “short-form” registration statement is available.

              (d) Notwithstanding the foregoing, if the Company shall furnish to the Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed by reason of a material pending transaction and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Holder; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

     3.     Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holder) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-8 (or similar or successor form) relating solely to the sale of securities to participants in a Company stock plan or to other compensatory arrangements to the extent includable on Form S-8 (or similar or successor form), or a registration on Form S-4 (or similar or successor form)), the Company shall, at such time, promptly give the Holder written notice of such registration. Upon the written request of the Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 19, the Company shall, subject to the provisions of Section 8, use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that the Holder has requested to be registered. The Company shall have no obligation under this Section 3 to make any offering of its securities, or to complete an offering of its securities that it proposes to make.

     4.     Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

              (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holder, keep such registration statement effective for up to one hundred eighty (180) days or until the Holder has completed the distribution referred to in such registration statement, whichever occurs first (but in any event for at least any period required under the Securities Act); provided that before filing such registration statement or any amendments thereto, the Company will furnish to the Holder copies of all such documents proposed to be filed.

              (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

              (c) Furnish to the Holder such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as the Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

              (d) Use its best efforts to register and qualify the securities covered by such registration statement for offer and sale under such other securities or “blue sky” laws of such states or jurisdictions as shall be reasonably requested by the Holder, provided that the Company shall not be required in connection therewith or as a condition thereto (i) to qualify to do business in any state or jurisdiction where it would not otherwise be required to qualify but for the requirements of this clause (d), or (ii) to file a general consent to service of process in any such state or jurisdiction.

              (e) Use diligent efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the Company’s business or operations to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities.

              (f) In the event of any underwritten public offering, cooperate with the managing underwriter in such customary marketing activities (including, without limitation, any “roadshow”) that the managing underwriter may request, and enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

              (g) Notify the Holder at any time when a prospectus relating to such registration statement is required to be delivered under the Securities Act of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

              (h) Notify the Holder and the Holder’s underwriters, if any, and confirm such advice in writing: (i) when the registration statement has become effective, (ii) when any post-effective amendment to the registration statement becomes effective and (iii) of any request by the SEC for any amendment or supplement to the registration statement or prospectus or for additional information.

              (i) Notify the Holder if at any time the SEC should institute or threaten to institute any proceedings for the purpose of issuing, or should issue, a stop order suspending the effectiveness of the Registration Statement. Upon the occurrence of any of the events mentioned in the preceding sentence, the Company will use its best efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as possible. The Company will promptly advise the Holder of any order or communication of any public board or body addressed to the Company suspending or threatening to suspend the qualification of any Registrable Securities for sale in any jurisdiction.

              (j) Furnish, at the request of the Holder, (i) on the date that Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holder requesting registration of Registrable Securities and (ii) on the date that the registration statement with respect to such securities becomes effective, a “comfort” letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holder, and, if such securities are being sold through underwriters, a reaffirmation of such letter on the date that such Registrable Securities are delivered to the underwriters for sale.

              (k) As soon as practicable after the effective date of the registration statement, and in any event within sixteen (16) months thereafter, have “made generally available to its security holders” (within the meaning of Rule 158 under the Securities Act) an earning statement (which need not be audited) covering a period of at least twelve (12) months beginning after the effective date of the registration statement and otherwise complying with Section 11(a) of the Securities Act.

     5.     Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of the Holder that the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Holder’s Registrable Securities. If any registration statement or comparable statement under the Securities Act refers to the Holder or any of its affiliates, by name or otherwise, as the holder of any securities of the Company then, unless counsel to the Company advises the Company that the Securities Act requires that such reference be included in any such statement, each the Holder shall have the right to require the deletion of such reference to itself and its affiliates.

     6.     Expenses of Demand Registration. All expenses, other than underwriting discounts and commissions relating to Registrable Securities, incurred in connection with registrations, filings or qualifications pursuant to Section 2, including without limitation all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of counsel (selected by the Holder) for each registration for the Holder shall be borne by the Company; provided, however, that such expenses shall not exceed $200,000 in the aggregate.

     7.     Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 3 for the Holder, including without limitation all registration, filing and qualification fees, printers’ and accounting fees relating or apportionable thereto and the fees and disbursements of counsel for each registration for the Holder (selected by the Holder), but excluding underwriting discounts and commissions relating to Registrable Securities.

     8.     Underwriting Requirements. In connection with any offering initiated by the Company involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 3 to include the Holder’s securities in such underwriting unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, exceed the largest number of securities requested to be included in such offering which can be sold without having an adverse effect on such offering by the Company; provided, however, that the Holder shall not be required to make any representations, warranties or indemnities except as they relate to the Holder’s ownership of shares and authority to enter into the underwriting agreement and to the Holder’s intended method of distribution, and the liability of the Holder shall be limited to an amount equal to the net proceeds from the offering received by the Holder. If the total number of securities, including Registrable Securities, requested by shareholders to be included in such offering (or in any other offering in which the Holder shall have the right to include Registrable Securities pursuant to Section 3) exceeds the largest number of securities that the underwriters reasonably believe can be sold without having an adverse effect on such offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not have an adverse effect on such offering, and the number of shares that may be included in the underwriting shall be allocated as follows: (i) first, to the Holder and (ii) thereafter, to the extent additional securities may be included in such offering, to other selling shareholders, pro rata according to the total number of securities entitled to be included therein owned by each such other selling shareholder or in such other proportions as shall mutually be agreed to by such other selling shareholders.

     9.     Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

              (a) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, its assigns, each of the Holder’s partners, each of the Holder’s, and each of the Holder’s partners’, officers, directors, partners, employees, agents, legal counsel, independent accountants and affiliates, any underwriter (as defined in the Securities Act) for the

Holder and each Person, if any, who controls the Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon a Violation; and, subject to the restrictions set forth in Section 9(c), the Company will pay to each such indemnified party promptly, as such expenses are incurred and are due and payable, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case to a particular indemnified party for any such loss, claim, damage, liability or action (i) to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such indemnified party; (ii) that is based on a failure of such indemnified party to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 4(c) hereof; or (iii) that is due to the use by such indemnified party of an outdated or defective prospectus after the Company has notified such Person in writing that the prospectus is outdated or defective, if the untrue statement or omission of material fact contained in the preliminary prospectus giving rise to the Violation was corrected in the prospectus, as then amended or supplemented, and such prospectus, as so amended or supplemented, was timely made available by the Company pursuant to Section 4(c) hereof.

              (b) To the extent permitted by law, the Holder will, severally and not jointly, indemnify and hold harmless the Company, each of its directors, officers, agents, employees and its legal counsel and independent accountants, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, and any controlling Person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and the Holder will pay, as incurred, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this Section 9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that, in no event shall the liability of the Holder under this Section 9(b) exceed the net proceeds from the offering received by the Holder.

              (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties, acting reasonably; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if such indemnified party has been advised by counsel that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding; provided further, however, that the indemnifying party shall not be responsible for the fees and expenses of more than one counsel for all indemnified parties. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 9 except if, and only to the extent that, the indemnifying party is materially prejudiced thereby; and such failure to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9. An indemnifying party may settle any action or claim under this Section 9 at any time without the consent of the indemnified party so long as such settlement involves no cost or liability to the indemnified party and includes an unconditional release of the indemnified party from all liability with respect to such claim or action.

              (d) The obligations of the Company and the Holder under this Section 9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

              (e) Any indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party.

              (f) If a court of competent jurisdiction holds that the foregoing indemnity is unavailable, then the indemnifying party, in lieu of indemnifying the indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other (taking into consideration, among other things, the fact that the provision of the registration rights and indemnification hereunder is a material inducement to the Holder to purchase Registrable Securities pursuant to the Securities Purchase Agreement) or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other (taking into consideration, among other things, the fact that the provision of the registration rights and indemnification hereunder is a material inducement to the Holder to purchase Registrable Securities pursuant to the Securities Purchase Agreement) but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by or on behalf of the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary in this Section 9, the Holder shall not be required, pursuant to this Section 9, to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of securities in the offering to which the losses, claims, damages, liabilities or expenses of the indemnified party relate.

     10.     Reports Under the Exchange Act. With a view to making available to the Holder the benefits of Rule 144 under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

              (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

              (b) use its best efforts (without unreasonable expense) to enable the Holder to utilize Form S-3 for the sale of their Registrable Securities;

              (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

              (d) furnish to the Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 under the Securities Act (at any time after the effective date of the first registration statement filed by the Company) and the Securities Act and Exchange Act (at any time after it has become subject to such reporting requirements) or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing the Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

     11.     Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned in whole or in part by the Holder to one or more of its affiliates or to one or more transferees or assignees of not less than 10% of the Registrable Securities owned by the Holder on the date hereof, provided that (in each case) such transferee or assignee delivers to the Company a written instrument by which such transferee or assignee agrees to be bound by the obligations imposed on the Holder under this Agreement to the same extent as if such transferee or assignee was a party hereto. Except as specifically permitted in the preceding sentence, neither this Agreement nor the Holder’s rights or privileges under this Agreement can be assigned or transferred in whole or in part without the prior written consent of the other parties.

     12.     No Other Registration Rights; Limitations on Subsequent Registration Rights. The Company, represents and warrants to the Holder that, except as listed on Schedule 12 attached hereto, no “registration rights” relating to securities of the Company will exist on the date hereof other than pursuant to this Agreement. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holder, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration filed under this Agreement, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such holder’s securities will not reduce the amount of the Registrable Securities of the Holder which is included therein, other than on a pari passu and pro rata basis.

     13.     Amendment; Waiver. Any provision of this Agreement may be amended only with the written consent of the Company and the Holder. The observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party to be charged. Any amendment or waiver effected in accordance with this Section 13 shall be binding upon the Holder, each future holder of all such securities, and the Company.

     14.     Changes in Registrable Securities. If, and as often as, there are any changes in the Registrable Securities by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means (including, without limitation, the reorganization of the Company as a subsidiary of a holding company), appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Registrable Securities as so changed. Without limiting the generality of the foregoing, the Company will require any successor by merger or consolidation (or the parent company thereof) to assume and agree to be bound by the terms of this Agreement, as a condition to any such merger or consolidation.

     15.     Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and any and all negotiations and oral understandings with respect thereto. Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

     16.     Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York, as applied to agreements between New York residents entered into and to be performed entirely within New York.

     17.     WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT

TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     18.     Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns (as provided in Section 11), heirs, executors and administrators of the parties hereto.

     19.     Notices. Unless otherwise provided, any notices or other communications required or permitted under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (w) when delivered in person, (x) upon confirmation of receipt when transmitted by facsimile transmission, (y) on receipt after dispatch by registered or certified mail, postage prepaid, or (z) on the next Business Day if transmitted by national overnight courier, addressed in each case as specified in the Purchase Agreement (or to such other address which has been delivered in accordance with this Section 19): “Business Day” shall mean any day on which banks are not required or authorized to close in New York, New York.

     20.     Severability. Any invalidity, illegality or limitation on the enforceability of this Agreement or any part thereof, by any party whether arising by reason of the law of the respective party’s domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other parties. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     21.     Titles and Subtitles. The titles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     22.     Delays or Omissions; Remedies Cumulative. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the parties shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by a party of any breach or default under this Agreement, or any waiver by a party of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to a party, shall be cumulative and not alternative.

     23.     Attorneys’ Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     24.     Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

     25.     Investment Parameters. Holder agrees that, from the Closing Date, as defined in the Securities Purchase Agreement, until the date that Holder, together with its affiliates, no longer beneficially owns, as defined in Rule 13d-3 under the Securities Act, at least ten percent (10%) of the outstanding shares of the Company’s Common Stock, Holder shall not, directly or indirectly, dispose of any of its shares of Common Stock except, subject to the terms and conditions of this Agreement and applicable law, (i) in a widely dispersed public distribution; (ii) in a private placement in which no one party acquires the right to purchase more than five percent (5%) of the outstanding shares of Common Stock; (iii) an assignment to a single party (such as a broker, underwriter or investment banker) for the purpose of conducting a widely dispersed public distribution on Holder’s behalf; (iv) pursuant to Rule 144 under the Securities Act; or (v) pursuant to a tender or exchange offer to the Company’s stockholders.

[END OF TEXT. SIGNATURE PAGES FOLLOW.]

     IN WITNESS WHEREOF, the parties hereto have caused this Investor and Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ENTREMED, INC.

By: /s/ Neil Campbell Name: Neil Campbell Title: President & COO

CELGENE CORPORATION

By: /s/ Robert J. Hugin Name: Robert J. Hugin Title: Senior Vice President and CFO